SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 15, 1998
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                             BankAmerica Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       1-7377                     94-1681731
       ----------------------------------------------------------------------
       (State or other jurisdiction   (Commission           (I.R.S. Employer
        of incorporation)             File Number)      Identification Number)


       Bank of America Center
       555 California Street
       San Francisco, California                                  94104
       ----------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)



                                  415-622-3530
      --------------------------------------------------------------------
              (Registrant's telephone number, including area code)

    Item 5.  Other Events.
             ------------

         Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated April 15, 1998 titled "BankAmerica First Quarter Earnings."


    Item 7.  Financial Statements, Pro Forma
             -------------------------------
             Financial Information and Exhibits.
             -----------------------------------


    (c) Exhibits


Exhibit
Number       Description
-------      -----------

  99 BankAmerica Corporation press release dated April 15, 1998 titled "BankAmerica First Quarter Earnings."

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANKAMERICA CORPORATION
                                              (Registrant)


Date: April 15, 1998
                                        By /s/ JOHN J. HIGGINS
                                           ------------------------------
                                           John J. Higgins
                                           Executive Vice President
                                           and Chief Accounting Officer

                             EXHIBIT INDEX

Exhibit
Number     Description
--------   -----------

  99       BankAmerica Corporation press release dated
           April 15, 1998 titled "BankAmerica First
           Quarter Earnings."